UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 15, 2005

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 15, 2005, Impac Mortgage Holdings, Inc. (“the Company”) issued a press release announcing its 2004 fourth quarter and year-end financial results and held a conference call regarding those results. A copy of the press release and the transcript of the conference call are attached hereto as Exhibit 99.1 and 99.2, respectively, and the information therein is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Paragraph 4, paragraphs 11 through 15, paragraph 23 and paragraph 24 of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

Item 8.01 Other Events

On February 15, 2005, the Company issued a press release announcing its 2004 fourth quarter and year-end financial results. The introductory titles, paragraphs 1 and 2, the section entitled “Financial Highlights for 2004”, which is deemed paragraph 3, paragraphs 5 through 10, paragraphs 16 through 22, 25 and 26 and the accompanying financial statements and data, all of which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Exhibit 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release Dated February 15, 2005

99.2	Transcript of conference call held on February 15, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.
Date: February 18, 2005

	By:	/s/ William S. Ashmore
	Name:	William S. Ashmore
	Title:	President and Chief Operating Officer

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Exhibit Index

Exhibit Number	Description
99.1	Press Release Dated February 15, 2005
99.2	Transcript of conference call held on February 15, 2005

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